SUPPLEMENT TO THE
FIDELITY CAPITAL & INCOME FUND
JUNE 26, 1998 PROSPECTUS
The following information supplements information found under the heading "FMR and Its Affiliates" in the "Fund in Detail" section beginning on page 11:
   In August 1998, the NGC Asbestos Diseases and Property Damage Settlement Trust commenced an action in the state District Court of Dallas County, Texas, against FMR and other unrelated parties. The complaint alleges that during the reorganization of National Gypsum Company, the defendants (including FMR acting on behalf of Capital & Income and another Fidelity fund) failed to disclose information material to the valuation of the reorganized entity. The complaint seeks actual and punitive damages, plus costs and interest, and the imposition of a constructive trust. FMR denies the allegations and intends to defend the lawsuit vigorously.